NASDAQ: LMB Third Quarter 2026 Earnings Presentation Financial Results & Business Update For the quarter ended September 30, 2026 | November 4, 2026

Forward-Looking Statements & Non-GAAP Measures | NOVEMBER 4, 2026 NASDAQ: LMB | 2 Forward-looking statements Non-GAAP and operating measures We make forward-looking statements in this presentation within the meaning of the private securities litigation reform act of 1995. These forward-looking statements relate to expectations or forecasts for future events, including, without limitation, the execution of the company’s long-term strategic roadmap. These statements may be preceded by, followed by or include the words “may,” “might,” “will,” “will likely result,” “should,” “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “continue,” “target,” “potential,” “scenario,” “evolution,” “criteria” or similar expressions. These forward-looking statements are based on information available to us as of the date they were made and involve a number of risks and uncertainties which may cause them to turn out to be wrong. Some of these risks and uncertainties may in the future be amplified by certain health crises or outbreaks of diseases, such as epidemics or pandemics (and related impacts, such as supply chain disruptions) and there may be additional risks that we consider immaterial, or which are unknown. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements. Please refer to our most recent annual report on form 10-K, as well as our subsequent filings on form 10-Q and form 8-K, which are available on the sec’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any forward-looking statements in this presentation. Adjusted EBITDA and its margin, adjusted net income, adjusted diluted EPS, organic revenue growth, free cash flow and net debt are supplemental measures. They do not replace GAAP results and may differ from similarly titled peer measures. Company-defined free cash flow excludes working-capital changes and deducts capital expenditures excluding rental-equipment investment. Bookings and backlog involve estimates and timing uncertainty; neither guarantees future revenue, profit or cash flow. Definitions and reconciliations accompany this presentation. A quantitative reconciliation of projected Adjusted EBITDA and related margins is unavailable without unreasonable efforts because certain excluded items are highly variable, complex and difficult to forecast. Those items may significantly and unpredictably affect future GAAP results.

Third-Quarter Financial and Operating Highlights | NOVEMBER 4, 2026 NASDAQ: LMB | 3 Q3 2026 Revenue $230.5 million up 24.9% vs. Q3 2025 Q3 2026 Net income $9.5 million up 7.5% vs. Q3 2025 Q3 2026 Adjusted EBITDA¹ $27.4 million up 25.9% vs Q3 2025 Q3 2026 Free Cash Flow2 $22.2 million 80.9% Conversion from EBITDA Business performance Customer activity Acquisitions & outlook ODR organic growth resumed Organic revenue growth: 2.2% ODR share of revenue: 65.4% Bookings: $311.2 million Book-to-bill: 1.4x 1901 completed; CYMCOR adds data center expertise. 2026 guidance tracking at or near the high end of the Adjusted EBITDA range.Customer budgets progressing • Deeper owner relationships • Improving project visibility 1 See appendix for non-GAAP reconciliation. 2 See FCF reconciliation.

Growth Strategy and Business Mix | NOVEMBER 4, 2026 NASDAQ: LMB | 4 National reach. Local presence. Proactive solutions for mission-critical facilities. Build on our traditional strengths Healthcare • Industrial & manufacturing Higher education • Cultural & entertainment Expand participation in growth opportunities Technology • Life sciences • Data centers Broader growth drivers, with selective participation in each market Geographic reach Follow customer needs across more locations, with strong local execution. Vertical-market mix Deepen market expertise and broaden our set of growth drivers. Integrated model Connect planning, fabrication, project delivery and ongoing service. 2027 focus: national customer relationships • fabrication & off-site work • lifecycle services

1901 Acquisition: Wisconsin Market & Expanded MEPC Capabilities

LIMBACH

Base purchase price	2027 revenue	2027 Adj. EBITDA	Employees
$63 Million	**~$140 Million**	**~$11 Million**	**~450**
Cash + revolver	Full-year expectation	Full-year expectation	350+ field professionals

U.S. office footprint

1901 • Madison, WI



Similar to Limbach, 1901 is a 125-year-old Building Systems Solutions Firm
Twin Cities
Detroit
Lansing
Grand Rapids
Boston
Pittsburgh
Philadelphia
New Jersey
DC
Columbus
Southeast Ohio
Western Kentucky
Chattanooga
North Carolina
Cymcor
Orlando
Tampa
West Palm Beach
Limbach Reach
Limbach Location

2027 figures are previously announced acquired-business expectations, not consolidated Limbach guidance.

Strategic Fit & Integration

- Limbach's largest electrical operation, with broader MEPC capabilities.
- Broader local delivery capabilities for national and multi-site customers.
- Customer growth and operating discipline to improve margins over time.



UWHC Transplant Clinic

Healthcare



NorthStar BE3

Life sciences



Benoit College Powerhouse

Higher education

| NOVEMBER 4, 2026

NASDAQ: LMB | 5

LIMBACH

CYMCOR: Extending the "Mission Critical" Model

Early owner engagement supports informed project selection and broader customer relationships

Data centers: expand the opportunity



- Program management
- Commissioning oversight
- Strategic consulting

Connect owner relationships with engineering, fabrication, execution and ongoing service

2027 expectations[1]
~$12 Million Revenue | ~$4 Million Adjusted EBITDA

Featured Projects



Atlanta 2 Data Center Campus

This mega data center campus covers 625 acres.



Suwanee Data Center Campus

This data center campus currently includes two facilities spanning 40 acres.



Denver Data Center Campus

This data center campus spans 67 acres. The planned critical campus capacity totals 177MWs.



Phoenix Data Center Campus

This data center campus includes two facilities across 85+ acres. The total critical campus capacity totals 280+ MWs.



Richmond Data Center Campus

This mega data center campus includes six facilities across a 56+ acre campus.



San Antonio Data Center

This data center campus covers 37+ total acres and is known as one of the most flexible, efficient builds in the region.

Available fabrication capacity supports selected data center work with lower risk and higher-margin potential.

[1] Previously announced acquired-business expectations; excludes potential synergies and incremental project pull-through.

| NOVEMBER 4, 2026

NASDAQ: LMB | 6

Financial Review Three & Nine Months Ended September 30, 2026

$9.0 $15.6 $35.7 $38.2 Q3 2025 Q3 2026 $— $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $43.2 $79.8 $141.4 $150.7 Q3 2025 Q3 2026 $— $50.0 $100.0 $150.0 $200.0 $250.0 Third-Quarter Financial Performance | NOVEMBER 4, 2026 NASDAQ: LMB | 8 Three months ended September 30 Revenue ODR GCR $230.5 Gross Profit & Margin ODR GCR $44.7 (24.2%) Adjusted EBITDA1 Dollars in millions. Totals may not foot due to rounding. 1 See appendix for non-GAAP reconciliation. $21.8 $27.4 Q3 2025 Q3 2026 $— $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $184.6 $53.8 (23.4%)

Nine-Month Financial Performance | NOVEMBER 4, 2026 NASDAQ: LMB | 9 $27.8 $30.4 $93.4 $92.0 YTD 2025 YTD 2026 $— $25.0 $50.0 $75.0 $100.0 $125.0 $150.0 $119.2 $163.9 $340.7 $378.9 YTD 2025 YTD 2026 $— $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 Nine months ended September 30 Revenue ODR GCR Gross Profit & Margin ODR GCR Adjusted EBITDA1 Dollars in millions. Totals may not foot due to rounding. 1 See appendix for non-GAAP reconciliation. $542.8 $121.2 (26.4%) $54.6 $50.0 YTD 2025 YTD 2026 $— $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 $459.9 $122.3 (22.5%)

Cash Flow, Liquidity & Capital Allocation

LIMBACH

Cash generation + expanded credit capacity support investment and financial flexibility

Cash generation

	Q3 2026	9M 2026
Cash from Operations (GAAP)	$20.3	$31.2
Company-defined free cash flow[1]	$22.2	$43.6
FCF / Adjusted EBITDA[1]	80.9%	87.1%

September 30, 2026 balance sheet

	September 30
Cash and cash equivalents	$29.1
Total debt / net debt[2]	$154.9 / $125.8
Net debt / reported TTM Adj. EBITDA[2]	1.63x
Available credit facility capacity[3]	$125.0
Total liquidity[3]	$164.2

Share Repurchases

During the Quarter, Limbach Repurchased 194,788 shares at an average price of $51.31 per share

New credit agreement of $300 million in September 2026 expands LMB's liquidity

Dollars in millions. [1] See FCF reconciliation.

[2] Net debt = debt less unrestricted cash; leverage uses reported TTM Adjusted EBITDA ($77.2 million).

[3] Liquidity = unrestricted cash plus revolver availability after borrowings and letters of credit. Includes $50 million available under a delayed draw term loan. Available amounts under both facilities are subject to reduction in accordance with their respective terms and conditions, including compliance with applicable covenants. As of September 30, 2026, an aggregate borrowing capacity limitation reduced available liquidity under the facilities by $40 million.

| NOVEMBER 4, 2026

NASDAQ: LMB |10

2026 Outlook | NOVEMBER 4, 2026 NASDAQ: LMB | 11 Tracking at or near the high end of the Revenue and Adjusted EBITDA ranges Full-year guidance • Revenue: $760–$790 million • Adjusted EBITDA¹: $78–$84 million Key Performance Indicators for Fiscal 2026 • Total organic revenue growth: 9–14%; ODR organic revenue growth: 6–10% • ODR share of revenue: 70–80% • Gross margin: 23–24%; SG&A: 15–16% of revenue • Free cash flow²: 75% of Adjusted EBITDA ¹ Forward-looking non-GAAP measures; see page 2. ² Free cash flow excludes working-capital changes and deducts capital expenditures excluding rental-equipment investment. Organic growth recovering Favorable setup for 2027

2026 Priorities & 2027 Setup | NOVEMBER 4, 2026 NASDAQ: LMB | 12 Focus on Execution Continue favorable bookings momentum Improve project performance Integrate & Expand Continue acquisition integration Position for continued geographic expansion Finish Strong Deliver a strong fourth quarter Enter 2027 with diverse opportunities for profitable growth

| NOVEMBER 4, 2026 NASDAQ: LMB | 13 Q&A Adam Prior Vice President of Investor Relations and Corporate Strategy LMB-IR@limbachinc.com

Appendix Non-GAAP Reconciliations Three & Nine Months Ended September 30, 2026

Net Income to Adjusted EBITDA Reconciliation

(in thousands)	Fiscal Year Ended December 31,						Three Months Ended September 30,		Nine Months Ended September 30,	
	2020	2021	2022	2023	2024	2025	2026	2025	2026	2025
Revenue	**$568,209**	**$490,351**	**$496,782**	**$516,350**	**$518,781**	**$646,804**	**$230,460**	**$184,583**	**$542,776**	**$459,932**
Net income	**$5,807**	**$6,714**	**$6,799**	**$20,754**	**$30,875**	**$39,064**	**$9,450**	**$8,788**	**$18,577**	**$26,764**
Adjustments:										
Depreciation and amortization	6,171	5,948	8,158	8,244	11,888	18,133	6,521	5,063	15,246	13,058
Interest expense	8,627	2,568	2,144	2,046	1,869	3,133	1,243	1,223	2,717	2,312
Interest income	—	—	—	(1,217)	(2,227)	(815)	(96)	(88)	(112)	(792)
Stock-based compensation expense	1,068	2,601	2,742	4,910	5,773	7,434	1,580	1,980	6,285	5,634
Loss on early debt extinguishment	—	1,961	—	311	—	—	250	—	250	—
Change in fair value of warrant liability	1,634	(14)	—	—	—	—	—	—	—	—
Change in fair value of interest rate swap	—	—	(310)	124	(34)	191	6	22	(54)	175
Severance expense	622	—	—	—	—	—	—	—	—	—
Loss on early termination of operating lease	—	—	849	—	—	—	—	—	—	—
CEO Transition costs	—	—	—	958	—	—	—	—	—	—
Restructuring costs	—	—	6,016	1,770	1,427	2,155	250	263	347	397
Acquisition-related retention expense and contingent consideration	—	—	2,285	729	3,770	1,985	571	610	950	1,832
Income tax provision	1,182	2,763	2,809	7,346	9,091	9,565	4,339	3,767	2,518	4,546
Acquisition and other transaction costs	—	735	273	826	1,282	957	3,287	137	3,287	659
Total										
Adjusted EBITDA	**$25,111**	**$23,276**	**$31,765**	**$46,801**	**$63,714**	**$81,802**	**$27,401**	**$21,765**	**$50,011**	**$54,585**
Adjusted EBITDA Margin	**4.4%**	**4.7%**	**6.4%**	**9.1%**	**12.3%**	**12.6%**	**11.9 %**	**11.8 %**	**9.2 %**	**11.9 %**

***Use of Non-GAAP Financial Measures**

In assessing the performance of our business, management utilizes a variety of financial and performance measures. The key measure is Adjusted EBITDA. Adjusted EBITDA is a non-GAAP financial measure. We define Adjusted EBITDA as net income plus depreciation and amortization expense, interest expense (net), and taxes, as further adjusted to eliminate the impact of, when applicable, other non-cash items or expenses that are unusual or non-recurring or that we believe do not reflect our core operating results. We believe that Adjusted EBITDA is meaningful to our investors to enhance their understanding of our financial performance for the current period and our ability to generate cash flows from operations that are available for taxes, capital expenditures and debt service. We understand that Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties as a measure of financial performance and to compare our performance with the performance of other companies that report Adjusted EBITDA. Our calculation of Adjusted EBITDA, however, may not be comparable to similarly titled measures reported by other companies. When assessing our operating performance, investors and others should not consider this data in isolation or as a substitute for net income (loss) calculated in accordance with GAAP. Further, the results presented by Adjusted EBITDA cannot be achieved without incurring the costs that the measure excludes.

| NOVEMBER 4, 2026

NASDAQ: LMB | 15

Adjusted Net Income & Diluted EPS Reconciliation

LIMBACH

(In thousands, except share and per share amounts)	Fiscal Year Ended December 31,												Three Months Ended September 30,				Nine Months Ended September 30,			
	2020		2021		2022		2023		2024		2025		2026		2025		2026		2025	
Net income and diluted earnings per share	$5,807	$0.72	$6,714	$0.66	$6,799	$0.64	$20,754	$1.76	$30,875	$2.57	$39,064	$3.23	$9,450	$0.79	$8,788	$0.73	$18,577	$1.54	$26,764	$2.21
Pre-tax Adjustments:																				
Amortization of acquisition-related intangible assets	630	0.08	484	0.05	1,567	0.15	1,880	0.16	4,688	0.39	8,357	0.69	3,615	0.30	2,400	0.20	7,084	0.59	6,020	0.50
Stock-based compensation expense	1,068	0.13	2,601	0.25	2,742	0.26	4,910	0.42	5,773	0.48	7,434	0.62	1,580	0.13	1,980	0.16	6,285	0.52	5,634	0.47
Loss on early debt extinguishment	—	—	1,961	0.19	—	—	311	0.03	—	—	—	—	250	0.02	—	—	250	0.02	—	—
Loss on early termination of operating lease	—	—	—	—	849	0.08	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Change in fair value of interest rate swap	—	—	—	—	(310)	(0.03)	124	0.01	(34)	—	191	0.02	6	—	22	—	(54)	—	175	0.01
Change in fair value of warrant liability	1,634	0.20	(14)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Restructuring costs	—	—	—	—	6,016	0.56	1,770	0.15	1,427	0.12	2,155	0.18	250	0.02	263	0.02	347	0.03	397	0.03
Acquisition-related retention expense and contingent consideration	—	—	—	—	2,285	0.21	729	0.06	3,770	0.31	1,985	0.16	571	0.05	610	0.05	950	0.08	1,832	0.14
Acquisition and other transaction costs	—	—	735	0.07	273	0.03	826	0.07	1,282	0.11	957	0.08	3,287	0.27	137	0.01	3,287	0.27	659	0.06
Severance expense	622	0.08	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
CEO transition costs	—	—	—	—	—	—	958	0.08	—	—	—	—	—	—	—	—	—	—	—	—
Tax effect of reconciling items[1]	(1,107)	(0.14)	(1,557)	(0.15)	(3,623)	(0.34)	(3,107)	(0.26)	(4,564)	(0.38)	(5,691)	(0.47)	(2,581)	(0.21)	(1,461)	(0.12)	(4,900)	(0.40)	(3,974)	(0.32)
Adjusted net income and Adjusted diluted earnings per share	$8,654	$1.07	$10,924	$1.07	$16,598	$1.56	$29,155	$2.48	$43,217	$3.60	$54,452	$4.51	$16,428	$1.37	$12,739	$1.05	$31,826	$2.65	$37,507	$3.10
Weighted average number of diluted shares outstanding		8,065,464		10,231,637		10,676,534		11,812,098		12,027,398		12,079,583		12,000,412		12,107,480		12,028,816		12,090,829

1. The tax effect of reconciling items was calculated using a statutory tax rate of 28% for FY 2020 and 27% for FYs 2021 through 2026. Totals may not foot due to rounding.

***Use of Non-GAAP Financial Measures**

In assessing the performance of our business, management utilizes a variety of financial and performance measures. The key measure is Adjusted EBITDA. Adjusted EBITDA is a non-GAAP financial measure. We define Adjusted EBITDA as net income plus depreciation and amortization expense, interest expense (net), and taxes, as further adjusted to eliminate the impact of, when applicable, other non-cash items or expenses that are unusual or non-recurring or that we believe do not reflect our core operating results. We believe that Adjusted EBITDA is meaningful to our investors to enhance their understanding of our financial performance for the current period and our ability to generate cash flows from operations that are available for taxes, capital expenditures and debt service. We understand that Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties as a measure of financial performance and to compare our performance with the performance of other companies that report Adjusted EBITDA. Our calculation of Adjusted EBITDA, however, may not be comparable to similarly titled measures reported by other companies. When assessing our operating performance, investors and others should not consider this data in isolation or as a substitute for net income (loss) calculated in accordance with GAAP. Further, the results presented by Adjusted EBITDA cannot be achieved without incurring the costs that the measure excludes.

| NOVEMBER 4, 2026

NASDAQ: LMB | 16

Condensed Consolidated Segment Operating Results (Unaudited)

LIMBACH

Third Quarter 2026

(in thousands, except for percentages)	Three Months Ended September 30, 2026		2025		Increase/(Decrease) $	%
Statement of Operations Data:						
Revenue:						
ODR	$ 150,650	65.4 %	$ 141,382	76.6 %	$ 9,268	6.6 %
GCR	79,810	34.6 %	43,201	23.4 %	36,609	84.7 %
Total revenue	230,460	100.0 %	184,583	100.0 %	45,877	24.9 %
Cost of revenue:						
ODR[1]	112,441	74.6 %	105,703	74.8 %	6,738	6.4 %
GCR[2]	64,179	80.4 %	34,195	79.2 %	29,984	87.7 %
Total cost of revenue	176,620	76.6 %	139,898	75.8 %	36,722	26.2 %
Gross profit:						
ODR[1]	38,209	25.4 %	35,679	25.2 %	2,530	7.1 %
GCR[2]	15,631	19.6 %	9,006	20.8 %	6,625	73.6 %
Total gross profit	53,840	23.4 %	44,685	24.2 %	9,155	20.5 %
Selling, general and administrative[3]	34,591	15.0 %	28,330	15.3 %	6,261	22.1 %
Acquisition-related retention expense and contingent consideration	571	0.2 %	610	0.3 %	(39)	(6.4)%
Amortization of intangibles	3,615	1.6 %	2,400	1.3 %	1,215	50.6 %
Total operating income	$ 15,063	6.5 %	$ 13,345	7.2 %	$ 1,718	12.9 %

(1) As a percentage of ODR revenue.

(2) As a percentage of GCR revenue.

(3) Included within selling, general and administrative expenses was $1.6 million and $1.9 million of non-cash stock-based compensation expense for the three months ended September 30, 2026 and 2025, respectively.

YTD 2026

(in thousands, except for percentages)	Nine Months Ended September 30, 2026		2025		Increase/(Decrease) $	%
Statement of Operations Data:						
Revenue:						
ODR	$ 378,875	69.8 %	$ 340,723	74.1 %	$ 38,152	11.2 %
GCR	163,901	30.2 %	119,209	25.9 %	44,692	37.5 %
Total revenue	542,776	100.0 %	459,932	100.0 %	82,844	18.0 %
Cost of revenue:						
ODR[1]	286,922	75.7 %	247,294	72.6 %	39,628	16.0 %
GCR[2]	133,551	81.5 %	91,408	76.7 %	42,143	46.1 %
Total cost of revenue	420,473	77.5 %	338,702	73.6 %	81,771	24.1 %
Gross profit:						
ODR[1]	91,953	24.3 %	93,429	27.4 %	(1,476)	(1.6)%
GCR[2]	30,350	18.5 %	27,801	23.3 %	2,549	9.2 %
Total gross profit	122,303	22.5 %	121,230	26.4 %	1,073	0.9 %
Selling, general and administrative[3]	90,821	16.7 %	81,480	17.7 %	9,341	11.5 %
Acquisition-related retention expense and contingent consideration	950	0.2 %	1,832	0.4 %	(882)	(48.1)%
Amortization of intangibles	7,084	1.3 %	6,020	1.3 %	1,064	17.7 %
Total operating income	$ 23,448	4.3 %	$ 31,898	6.9 %	$ (8,450)	(26.5)%

(1) As a percentage of ODR revenue.

(2) As a percentage of GCR revenue.

(3) Included within selling, general and administrative expenses was $5.5 million and $5.2 million of non-cash stock-based compensation expense for the nine months ended September 30, 2026 and 2025, respectively.

| NOVEMBER 4, 2026

NASDAQ: LMB | 17

Company-Defined Free Cash Flow Reconciliation

LIMBACH

(in thousands)	Fiscal Year Ended December 31,						Three Months Ended September 30,		Nine Months Ended September 30,	
	2020	2021	2022	2023	2024	2025	2026	2025	2026	2025
Adjusted EBITDA:	**$25,111**	**$23,276**	**$31,765**	**$46,801**	**$63,714**	**$81,802**	**$27,401**	**$21,765**	**$50,011**	**$54,585**
Free Cash Flow:										
Net Income	$5,807	$6,714	$6,799	$20,754	$30,875	$39,064	9,450	$8,788	18,577	$26,764
Non-cash operating activities[1]	13,767	16,997	17,634	18,222	24,454	32,790	13,465	9,912	26,768	24,058
Cash from Operations (excluding working capital)	19,574	23,711	24,433	38,976	55,329	71,854	22,915	18,700	45,345	50,822
Minus: Purchases of property and equipment[2]	(1,483)	(791)	(993)	(2,266)	(2,998)	(1,712)	(735)	(481)	(1,781)	(1,461)
Free Cash Flow	**$18,091**	**$22,920**	**$23,440**	**$36,710**	**$52,331**	**$70,142**	**$22,180**	**$18,219**	**$43,564**	**$49,361**
Free Cash Flow Conversion %	**72.0 %**	**98.5 %**	**73.8 %**	**78.4 %**	**82.1 %**	**85.7 %**	**80.9 %**	**83.7 %**	**87.1 %**	**90.4 %**

1. Represents non-cash activity associated with depreciation and amortization, provision for credit losses / doubtful accounts, stock-based compensation expense, operating lease expense, amortization of debt issuance costs, deferred income tax provision, gain or loss on sale of property and equipment, loss on early termination of operating lease, loss on early debt modification, acquisition-related retention expense and contingent consideration, change in fair value of warrant liability, impairment of goodwill, and changes in the fair value of the Company's interest rate swap. Certain prior-period amounts have been reclassified to conform to the current-period presentation, including the net presentation of changes in contract assets and contract liabilities and the presentation of acquisition-related retention expense and contingent consideration.

2. Excludes $2,095K and $4,526K of rental equipment purchases during the twelve months ended December 31, 2025 and 2024, respectively; $0 and $2,095K during the three and nine months ended September 30, 2025, respectively

***Use of Non-GAAP Financial Measures**

In assessing the performance of our business, management utilizes a variety of financial and performance measures. The key measure is Adjusted EBITDA. Adjusted EBITDA is a non-GAAP financial measure. We define Adjusted EBITDA as net income plus depreciation and amortization expense, interest expense (net), and taxes, as further adjusted to eliminate the impact of, when applicable, other non-cash items or expenses that are unusual or non-recurring or that we believe do not reflect our core operating results. We believe that Adjusted EBITDA is meaningful to our investors to enhance their understanding of our financial performance for the current period and our ability to generate cash flows from operations that are available for taxes, capital expenditures and debt service. We understand that Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties as a measure of financial performance and to compare our performance with the performance of other companies that report Adjusted EBITDA. Our calculation of Adjusted EBITDA, however, may not be comparable to similarly titled measures reported by other companies. When assessing our operating performance, investors and others should not consider this data in isolation or as a substitute for net income (loss) calculated in accordance with GAAP. Further, the results presented by Adjusted EBITDA cannot be achieved without incurring the costs that the measure excludes.

| NOVEMBER 4, 2026

NASDAQ: LMB | 18

Supplemental Revenue Disclosure

Organic & Acquisition-Related Revenue

(in thousands except for percentages)	ODR	%	GCR	%	Total Revenue	%
Revenue: Three months ended September 30, 2025	$ 141,382		$ 43,201		$ 184,583	
Components of revenue change:						
Organic revenue	3,091	2.2 %	23,480	54.4 %	26,571	14.4 %
Acquisition-related revenue[1]	6,177	4.4 %	13,129	30.4 %	19,306	10.5 %
Revenue: Three months ended September 30, 2026	$ 150,650	6.6 %	$ 79,810	84.7 %	$ 230,460	24.9 %

(in thousands except for percentages)	ODR	%	GCR	%	Total Revenue	%
Revenue: Nine months ended September 30, 2025	$ 340,723		$ 119,209		$ 459,932	
Components of revenue change:						
Organic revenue	(5,507)	(1.6)%	14,568	12.2 %	9,061	2.0 %
Acquisition-related revenue[1]	43,659	12.8 %	30,124	25.3 %	73,783	16.0 %
Revenue: Nine months ended September 30, 2026	$ 378,875	11.2 %	$ 163,901	37.5 %	$ 542,776	18.0 %

1. Acquisition-related revenue reflects revenue attributable to CYMCOR and 1901 and, in the nine-month period, Pioneer Power, CYMCOR and 1901 prior to its first acquisition anniversary.

***Use of Non-GAAP Financial Measures**

In assessing the performance of our business, management utilizes a variety of financial and performance measures. The key measure is Adjusted EBITDA. Adjusted EBITDA is a non-GAAP financial measure. We define Adjusted EBITDA as net income plus depreciation and amortization expense, interest expense (net), and taxes, as further adjusted to eliminate the impact of, when applicable, other non-cash items or expenses that are unusual or non-recurring or that we believe do not reflect our core operating results. We believe that Adjusted EBITDA is meaningful to our investors to enhance their understanding of our financial performance for the current period and our ability to generate cash flows from operations that are available for taxes, capital expenditures and debt service. We understand that Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties as a measure of financial performance and to compare our performance with the performance of other companies that report Adjusted EBITDA. Our calculation of Adjusted EBITDA, however, may not be comparable to similarly titled measures reported by other companies. When assessing our operating performance, investors and others should not consider this data in isolation or as a substitute for net income (loss) calculated in accordance with GAAP. Further, the results presented by Adjusted EBITDA cannot be achieved without incurring the costs that the measure excludes.

| NOVEMBER 4, 2026

NASDAQ: LMB | 19